Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company Pringles Savings and Investment Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Benjamin S. Carson Sr.
Benjamin S. Carson Sr.

Dated June 27, 2013

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company Pringles Savings and Investment Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ John T. Dillon
John T. Dillon

Dated June 27, 2013

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company Pringles Savings and Investment Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Gordon Gund
Gordon Gund

Dated June 27, 2013

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company Pringles Savings and Investment Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ James M. Jenness
James M. Jenness

Dated June 27, 2013

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company Pringles Savings and Investment Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Donald R. Knauss
Donald R. Knauss

Dated June 27, 2013

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company Pringles Savings and Investment Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Ann McLaughlin Korologos
Ann McLaughlin Korologos

Dated June 27, 2013

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company Pringles Savings and Investment Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Mary A. Laschinger
Mary A. Laschinger

Dated June 27, 2013

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company Pringles Savings and Investment Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Cynthia Milligan
Cynthia Milligan

Dated June 27, 2013

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company Pringles Savings and Investment Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Rogelio M. Rebolledo
Rogelio M. Rebolledo

Dated June 27, 2013

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company Pringles Savings and Investment Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Sterling K. Speirn
Sterling K. Speirn

Dated June 27, 2013

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company Pringles Savings and Investment Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ John Zabriskie
John Zabriskie

Dated June 27, 2013